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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) January 2, 2002

                               RICA FOODS, INC.
            (Exact name of registrant as specified in its charter)

                                    Nevada
                (State or other jurisdiction of incorporation)

            0-18222                                      87-0432572
   (Commission file number)                (I.R.S. Employer Identification No.)

         240 Crandon Boulevard, Suite 115, Key Biscayne, Florida 33149
           (Address of principal executive offices)       (Zip code)

                                (305) 365-9694
             (Registrant's telephone number, including area code)
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Item 5: Other Events.

     See attached press release of Registrant, dated December 28, 2001.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2002

                               RICA FOODS, INC.

                               By:  /s/ Monica Chaves
                                    -----------------
                                       Monica Chaves
                                       Secretary
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                                 EXHIBIT INDEX

Exhibit

99.1    Press Release